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                                                                    EXHIBIT 10.1


                        AMERICAN FINANCE GROUP, INC.
                        ----------------------------

                   1998 MANAGEMENT STOCK COMPENSATION PLAN
                   ---------------------------------------


  1.  Purpose
      -------

  The purpose of this 1998 Management Stock Compensation Plan (the "Plan") is to attract, retain, and motivate certain management and key employees of American Finance Group, Inc. (the "Company"), or any subsidiary of the Company, by giving such employees (as defined below) an opportunity to acquire stock, or to be granted, shares of the Company's common stock, par value $.01 per share ("Common Shares"). The Company may grant options under this Plan that (a) are intended to be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) are not intended to be ISOs (such nonqualified options, "NQSOs"). In addition, the Company may grant under this Plan awards of Common Shares which may be subject to such restrictions as the Board may determine at the time of grant. Such options and any other awards granted under this Plan are hereinafter referred to collectively as "Awards." For the purposes of this Plan, an individual shall be considered to be an "employee" for such period of time as the Company is required to withhold federal income tax from the compensation paid by the Company to such individual because the individual constitutes an "employee" under Section 3401(c) of the Code.

  2.  Effective Date
      --------------

  This Plan was adopted by the Company's board of directors (the "Board"), and was approved by the Company's sole shareholder, PLM International, Inc. ("PLM"), on ____________, 1998.

  3.  Shares Subject to Plan
      ----------------------

  Subject to the other provisions of this Plan, the total number of Common Shares that may be made subject to Awards under this Plan shall not exceed in the aggregate 865,500, subject to adjustment in accordance with Paragraph 12(b). Common Shares delivered to a grantee or optionee by the Company as the result of the grant, vesting or exercise of an Award may be previously unissued shares or repurchased shares, including shares repurchased under the terms of this Plan, or under the terms of any agreement (an "Award Agreement") evidencing the grant of an Award under this Plan. Common Shares covered by expired, lapsed, terminated or surrendered Awards shall again become available for the grant of Awards. All Common Shares issued under this Plan, whatever their source, shall be counted against the 865,500-share limitation.

  4.  Administration
      --------------

      (a)  Board to Administer. The Plan and all Awards shall be administered by
           -------------------

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the Board; provided, however, that notwithstanding any other provision of this Plan, (i) Awards granted to executive directors of the Company shall be made and administered by a committee of the Board consisting of two or more directors who are "outside directors" within the meaning of Section 162(m) of the Code, and (ii) Awards granted to participants in the Plan who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the Company shall, if the Board determines that such committee administration is necessary, be made and administered by a committee of the Board consisting of two or more directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act.

      (b)  Voting.  A majority of the Board shall constitute a quorum for the
           ------
purposes of this Plan. Provided a quorum is present, the Board may take action by consent of a majority of its members present at a meeting. Meetings may be held telephonically as long as all parties are able to hear one another, and a member of the Board shall be "present" for purposes of the preceding sentence if he or she is in simultaneous communication by telephone with the other members, provided, again, that all parties are able to hear one another.

      (c)  Tasks of Administering Plan. The Board shall have full and final
           ---------------------------
authority, in its sole discretion, subject to the express provisions of this Plan, to (i) determine the management and key employees of the Company to whom, and the times or times at which, Awards shall be granted, the number of shares to be subject to any Award, and the exercise or purchase price of any Award; (ii) determine the terms and provisions of each Award (which terms and provisions may differ from those of other Awards) and, but only with the consent of the holder thereof where such consent is required under Paragraph 17, terminate, cancel, modify or amend the terms of any Award; (iii) authorize any person to execute on behalf of the Company an Award agreement; (iv) interpret the Plan and any Award; (v) accelerate or extend the permissible exercise date of, or the lapse of any restrictions with respect to any Award; and (vi) make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may also make whatever rules and regulations it deems useful to administer the Plan. Any decision or action of the Board in connection with the Plan or any Award granted, or shares purchased pursuant to an Award, shall be final and binding.

      (d)  Reports.  Unless otherwise decided by the Board, the Board shall
           -------
cause written summaries of Awards to be maintained, including descriptions of all restrictions thereon, as follows: (i) from time to time, all recent Awards that have not previously been included in such a summary shall be summarized;
(ii) annually within 60 days after the end of the calendar year Awards made during such preceding calendar year shall be summarized; (iii) annually within 60 days of the end of the calendar year, and at other times within the Board's discretion, all outstanding Awards shall be summarized; and (iv) at any additional time, within the Board's discretion, all Awards ever made under the Plan shall be reported.

      (e)  Delegation.  The Board may delegate non-discretionary administrative
           ----------
 duties to such employees of the Company as it deems proper.

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  5.  Eligibility.
      -----------

      (a)  Only Employees May Receive Awards.  Awards may be granted under this
           ---------------------------------
Plan only to persons who are management employees and other key employees of the Company or any subsidiary of the Company selected by the Board to participate in this Plan (such individuals and, where appropriate, such individual's legal representative or beneficiary, "Participants"); provided, however, that an ISO may be granted only to a Participant who is at the time of grant an employee of the Company or a "subsidiary corporation" of the Company, within the meaning of Section 424 (f) of the Code.

      (b)  Selection of Participants.  In selecting the Participants, and in
           -------------------------
determining the size, terms and conditions of an Award, the Board shall take into consideration such factors as it deems relevant in accomplishing the Plan's purposes. A Participant who has been granted an Award may later, if he or she is otherwise eligible, be granted additional Awards.

  6.  Grant of Awards; Limitations
      ----------------------------

      (a)  General Rules.  Subject to the rules and restrictions contained
           -------------
elsewhere in this Plan, the Company may grant Awards at any time, and from time to time, until the Plan expires or otherwise terminates. The Board shall specify the date of grant or, if it fails to, the date of grant shall be the date of the action taken by the Board to grant the Award; provided, however, that in the case of any Award that is approved in anticipation of employment, the date of grant with respect to such Award shall be the date the intended Participant first becomes an employee of the Company or a parent or subsidiary of the Company. Notice of the determination shall be given to each person to whom an Award is granted. Within a reasonable time after the date of grant of any Award that is subject to restrictions, the Participant and the Company shall enter into a written agreement (the "Award Agreement") that shall specify the date of grant, the number of shares covered by the Award, and the other terms and conditions of the Award.

      (b)  Special ISO Limit.  To the extent that the aggregate fair market
           -----------------
value (within the meaning of Section 422(b)(4) of the Code) of Common Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(f) of the Code) exceeds $100,000, such options shall be treated as NQSOs.

      (c)  Identification of Option as ISO or NQSO.  The determination of
           ---------------------------------------
whether any option granted under this Plan is intended to be an ISO or an NQSO shall be made by the Board at the time the Board acts to grant the option, and shall be clearly reflected in the Award Agreement.

      (d)  Special Limitation on Amounts Paid for Common Shares.  In the case
           ----------------------------------------------------
of any Award of Common Shares, whether or not subject to restrictions at the time of grant or

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thereafter, the Company shall receive no consideration for such grant in excess of any minimum price required to be paid for such shares under the General Corporation Law of the State of Delaware, the California Corporate Securities Rules, or any other state corporation or securities law, if applicable, including, but not by way of limitation, a requirement that shares not be sold for less than their par value.

      (e) Notwithstanding anything to the contrary contained herein, the maximum number of shares that may be made subject to Awards to any one individual shall not exceed, in the aggregate, 33.33% of the shares that may be made subject to Awards under this Plan.

  7.  Terms and Conditions of Options
      -------------------------------

  Options granted under this Plan shall be subject to the following terms and conditions, and to any other terms and conditions, not inconsistent with this Plan, that the Board imposes when the option is granted;

      (a)  Time of Exercise.  Unless earlier terminated under the terms of
           ----------------
this Plan and the applicable Award Agreement, options granted under this Plan shall become exercisable as to one-third of the Common Shares covered thereby on each of the first, second and third anniversaries of the date of grant.

      (b)  Exercise Price of Options Generally.  Unless otherwise decided by the
           -----------------------------------
Board, except as provided in paragraph (c) below, with respect to any option granted under this Plan, the price to be paid by the option holder for Common Shares issued pursuant to such option shall be equal to 100% of the closing price of such shares on NASDAQ or such other national stock exchange on which the Common Shares are traded as of the date as of which such option is granted, which price shall be specified in the applicable Award Agreement.

      (c)  Exercise Price of Options Granted at IPO.  Notwithstanding paragraph
           ----------------------------------------
(b) above, with respect to options granted under this Plan as of the consummation of the IPO, the price to paid by the option holder for Common Shares issued pursuant to such option shall be the offering price of the Common Shares in such IPO, which price shall be specified in the applicable Award Agreement.

      (d)  Option Term.  The term of any option granted under the Plan shall
           -----------
commence and expire on the date specified in the applicable Award Agreement (such date, the "Expiration Date"); provided, however, that in the case of any ISO the Expiration Date shall not be later than the date that is 10 years after the date the option is granted, or, in the case of an ISO that is granted to a Participant who, as of the date such ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) of the Company (a "10% Owner"), the Expiration Date of such ISO may not be later than 5 years after such date. Options may be terminated earlier than their original Expiration Date, in the Board's discretion, and the Board also may extend the term of any option, except that in no event may an ISO's term be extended beyond that date that is 10 years after the date

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it was granted, or in the case of 10% Owner, 5 years after the date of grant.

      (e)  Method of Exercise.  Unless otherwise determined by the Board,
           ------------------
options may be exercised, in whole or in part, from time to time, by written notice from the Participant to the Company stating the number of shares being purchased and accompanied by payment in full of the exercise price for the shares. Unless the Award Agreement provides otherwise, or in the discretion of the Board exercised at the time the option is exercised, payment may be made in cash, by check, by delivery to the Company of whole Common Shares owned by the Participant (duly endorsed in favor of the Company or accompanied by a duly endorsed stock power), by the Participant's interest-bearing full recourse promissory note (subject to any applicable restrictions, limitations, or conditions imposed by General Corporation Law of the State of Delaware, [the [Massachusetts] Corporations Code,] or any other state law, if applicable), by non-cash exercise methods permitted by law, including, without limitation, methods whereby a broker sells shares of Common Stock to which an exercise relates or holds such shares as collateral for a margin loan, delivers the aggregate exercise price to the Company, and delivers the remaining proceeds to the Participant (and in conjunction therewith the Company may establish a non-cash exercise program including a program where the commissions on the sale of shares of Common Stock to which the exercise relates are paid by the Company), or by a combination of the above having a combined fair market value equal to the aggregate exercise of the option, determined in the same manner as the option price under Paragraph 7(b).

      (f)  Nontransferability of Options.  An option granted under this Plan
           -----------------------------
shall not be transferable other than (i) by will or by the laws of descent and distribution or (ii) by gratuitous transfer to any of the Participant's immediate family members or a trust established for the benefit of such family member, and an option may be exercised, during the lifetime of the holder of the option, only by such holder. An option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated in any way (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of any option contrary to the provisions of this Plan, and any levy of any attachment or similar process upon an option, will be null and void, and otherwise without effect, and the Board may, in its sole discretion, upon the happening of any such event, terminate such option forthwith.

      (g)  Optionee Not a Stockholder Until Exercise.  A Participant shall not
           -----------------------------------------
have any of the rights of a stockholder with respect to the Common Shares covered by his or her option until such option (or any portion thereof) shall have been exercised and such shares shall have been issued to him or her (as evidenced by an appropriate entry on the books of a duly authorized transfer agent of the Company) pursuant to the exercise of the option.

      (h)  Exercise After Termination of Employment.  If a Participant ceases
           ----------------------------------------
to be employed by the Company, or a subsidiary of the Company, for any reason other than death, options held by such Participant at the effective date of termination of employment may, to the extent exercisable immediately before the termination of employment, be exercised, in whole

                                       5
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or in part, within, in the case of an ISO, three months (12 months if the termination of employment results from such Participant's permanent and total disability) following the effective date of such termination and, in the case of an NQSO, six months (12 months if the termination of employment results from the Optionee's permanent and total disability) after the effective date of such termination of employment, or within such lesser period as may be specified in the Award Agreement; provided, however, that in no case may an option be exercised after its Expiration Date, if that occurs first. A Participant shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or that has lasted or can be expected to last for a continuous period of not less than 12 months, but in either case only as evidenced by the such Participant's receipt of disability benefits under Social Security.

      (i)  Exercise Following Death.  If a Participant dies while employed by
           ------------------------
the Company or a subsidiary of the Company, or within the period that the option remains exercisable after termination of employment, those options held by such Participant at the date of his or her death, to the extent then exercisable by him or her, may be exercised in whole or in part the holder of such option (whether such option was transferred prior to the Participant's death or by will or the laws of descent distribution), at any time prior to the earliest of their Expiration Date or within 12 months after the death of such Participant, or within any lesser period specified in the Award Agreement.

      (j)  Sick Leaves and Leaves of Absence.  A Participant's employment shall
           ---------------------------------
not be deemed to terminated by reason of sick leave, military leave, or other leave of absence approved by the Company, if the period of any such leave does not exceed a period approved by the Company, or, if longer, if such Participant's right to reemployment by the Company (or any parent or subsidiary) of the Company is guaranteed either contractually or by statute. Individual Award Agreements may contain such other (additional or different) provisions with respect to leaves of absence as the Board may approve, either at the time of grant or later.

      (k)  Discretionary Transfers.  Notwithstanding anything herein to the
           -----------------------
contrary, the Board may, in its sole discretion, permit lifetime or death transfers to the extent permitted by Rule 16b-3 under the Exchange Act.

  8.  Compliance with Securities Laws
      -------------------------------

  The Company shall not be obligated to offer or sell any shares upon exercise of an option unless the shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable securities laws, including, without limitation, the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, and the General Rules and Regulations promulgated thereunder. The grant of any shares under this Plan, or the offer or sale of any shares upon exercise of an option, shall further be subject to approval by the Company's counsel with respect to such compliance. The Company shall have no obligation to register under the federal securities laws any shares granted under this Plan, or to

                                       6
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take any other steps necessary to enable shares to be offered and sold under federal or other securities laws. Prior to the transfer by the Company of any shares to a Participant, or upon the exercise of all or any portion of an option, such Participant may be required to furnish representations or undertakings deemed appropriate by the Board to enable the offer and sale of the option shares, or subsequent transfers of any interest in the shares, to comply with applicable securities laws. Stock certificates evidencing Common Shares acquired pursuant to an Award shall bear any legend required by, or useful for compliance with, applicable securities laws, this Plan, or any Award Agreement.

  9.  Restrictions on Shares
      ----------------------

      (a)  Repurchase Rights.  At the time an Award is granted, the Board may
           -----------------
determine that the Company shall retain, for itself or others, such rights to repurchase, rights of first refusal, and other transfer restrictions applicable to Common Shares acquired pursuant to such Award, or may impose such other restrictions as the Board, in is complete discretion, may determine, which Company rights or other restrictions shall be set forth in the applicable Award Agreement.

      (b)  Financial Covenants.  The Company may be precluded from paying
           -------------------
dividends on Common Shares which may be acquired pursuant to an Award by the terms of financial covenants with any person that has purchased preferred equity or debt securities of, or loaned money to, the Company or any parent or subsidiary of the Company.

      (c)  Escrow Agreement.  In order to enforce restrictions which may be
           ----------------
imposed upon Common Shares which may be acquired pursuant to an Award hereunder, the Board may require any Participant to enter into an escrow agreement providing that the certificates representing shares shall remain in the physical custody of an escrow holder until any or all of the restrictions imposed pursuant to the Plan or applicable Award Agreement shall have lapsed or otherwise been terminated.

      (d)  Legending Share Certificates.  In order to enforce restrictions
           ----------------------------
which may be imposed upon Common Shares which may be acquired pursuant to an Award hereunder, the Board may cause a legend or legends to be placed on any certificates representing such shares, which legend or legends shall make appropriate reference to the restrictions imposed hereunder, including, but not limited to (i) the Company's repurchase rights, if any, under Paragraph 9(a) and (ii) a restriction against sale of such shares for any period of time as may be required by an appropriate law or regulation. If any restriction with respect to which a legend was placed on any certificate ceases to apply to Common Shares represented by such certificate, the owner of the Common Shares represented by such certificate may require the Company to cause the issuance of a new certificate not bearing the legend.

      (e)  Additional Restrictions.  Additionally, and not by way of
           -----------------------
limitation, the Board may impose such restrictions on any Common Shares issued pursuant to this Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which the shares of the

                                       7
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same class are then listed, and under any blue sky or other securities laws applicable to such shares.

  10.  Taxes.  The issuance of Common Shares pursuant to the grant, vesting or
       -----
exercise of an Award shall be conditioned upon payment by the Participant to the Company of amounts sufficient to enable the Company to pay all applicable federal, state and local withholding taxes. Such payment to the Company by the Participant may be effected through (i) the Company's withholding from the number of Common Shares that would otherwise be delivered a number of whole shares having a fair market value equal to or less than the aggregate withholding taxes; (ii) payment by the Participant to the Company of the aggregate withholding taxes in cash; (iii) withholding by the Company from other amounts contemporaneously owed by the Company to the Participant; or (iv) any combination of the three preceding methods.

  11.  Use of Proceeds
       ---------------

  Proceeds realized from the sale of Common Shares of pursuant to the grant, vesting or exercise of an Award shall constitute general funds of the Company.

  12.  Acquisitions and Other Transactions
       -----------------------------------

  Upon the occurrence of a Change in Control (as defined below), the Board may in its absolute discretion do any one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least 10 days after the date the notice of such modification is given to the Participants); (ii) accelerate any vesting schedule to which an Award is subject, or cause to lapse any repurchase or other rights the Company may have with respect to Common Shares acquired by a Participant pursuant to the grant, vesting or exercise of an Award; (iii) arrange for the grant of replacement Awards with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel outstanding Awards or Common Shares acquired by a Participant which are subject to restrictions, for which each such Participant shall be entitled to receive in consideration of such cancellation an amount in cash that, in the absolute discretion of the Board, is determined to be equivalent to the fair market value (at the effective time of the Change in Control) of such Award or Shares. In considering the advisability, or the terms and conditions, of any action it may take in connection with a Change in Control, the Board shall take into account the penalties that may result directly or indirectly from such action to either the Company or the Participant, or both, under Section 280G of the Code, and may decide to limit such action to the extent necessary to avoid or mitigate such penalties or their effects.

  A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:


      (a) any Person (other than PLM) becomes the Beneficial Owner of securities of the Company representing 35% or more of the combined voting power of the

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Company's then outstanding securities, unless at any time during which such
Person Beneficially Owns 35% or more of such combined voting power of the Company's then outstanding securities, PLM Beneficially owns a percentage of the combined voting power of the Company's then outstanding securities that is greater than the percentage Beneficially Owned by such Person;

      (b) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 40% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger of consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person increases its Beneficial Ownership, directly or indirectly, of securities of the Company by more than 15% of the combined voting power of the Company's then outstanding securities;

      (c) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 40% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

      (d) a change in the Board, which change is the result of a proxy solicitation or other action to influence voting at a stockholders' meeting of the Company (other than by voting one's own stock) by a Person or group of Persons which causes the Continuing Directors to cease to be a majority of the Board; provided, however, that none of the foregoing events shall be deemed to be a Change in Control if the event or election cuasing such change shall have been approved specifically for purposes of this Agreement by the affirmative vote of at least a majority of the members of the Continuing Directors.

  13.  Changes in Capital Structure
       ----------------------------

      (a)  No Impediment to Corporate Transactions.  The fact that Common
           ---------------------------------------
Shares are subject to Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporations' capital structure or business, or merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise.

      (b)  Adjustments.  Subject to Paragraph 12, which shall, when applicable,
           -----------
take precedence over this Paragraph 13(b), if the outstanding Common Shares are increased or decreased in number, or changed into, or exchanged for, a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend or other event, or if any other dilutive event occurs, the number and kind of securities that may be issued pursuant to the grant, vesting or exercise of any outstanding or future Award, and the purchase price with respect to any outstanding or future Awards, shall be adjusted by the Board if and to the extent the Board determines in its sole discretion that such an adjustment is necessary or desirable.

  14.  Disqualifying Dispositions of ISOs
       ----------------------------------

  If any Common Share acquired upon exercise of any ISO is disposed of in a disposition that, under Section 422 of the Code, disqualifies such portion of such ISO from the application of Section 421(a) of the Code, the holder of such Common Shares at the time of such disposition shall notify the Company in writing of the date and terms of the disposition and shall comply with any other requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled.

  15.  No Representations.
       ------------------

  Neither the Company nor the Board shall at any time make, and at no time shall be deemed to have made, any representations to any Participant or beneficiary thereof concerning the specific legal, vesting or exercise of any Award or tax effect surrounding such Award, it being a condition of each Award that the recipient thereof shall be subject to all applicable federal and state laws and regulations.

  16.  Limitation on Right of Action.
       -----------------------------

  Any and all rights of action by the Company or any stockholder or stockholders of the Company against any past, present, or future members of the Board, or against any past or present employee of the Company or any parent or subsidiary of the Company, arising out of or in connection with the Plan, any Award Agreement or any act or omissions related thereto, shall be limited to acts or omissions only that are the result of gross negligence or willful misconduct. Any such right of action shall terminate and forever be barred unless action is brought within one year of the time of the occurrence of the act or omission upon which liability is claimed.

  17. Amendment/Termination of Plan
      -----------------------------

      The Board may, without stockholder approval, alter, suspend or terminate this Plan at any time or from time to time; provided, however, that stockholder approval shall be required if and to the extent the Board determines that such approval is appropriate for purposes of satisfying applicable law, including but not limited to the Exchange Act or Sections 162(m) or 422 of the Code. The Board may amend or modify the terms of any outstanding Award at any time and from time to time; provided, however, that no such amendment shall, without the prior written consent of the Participant, adversely affect the rights of such Participant under a then outstanding Award.

  This Plan shall automatically expire on the tenth anniversary of the date of its adoption, and no options may be granted under this Plan following the such date. The expiration or other termination of this Plan shall not, without the prior written consent of the Participant, adversely affect the rights of any Participant under a then outstanding Award.

  18.  Interpretation; Severability.
       ----------------------------

  This Plan is designed and intended to comply with all applicable law, including but not limited to Sections 162(m) and 422 of the Code and federal and state securities laws, and all provisions hereof shall be construed in a manner so to comply.

  If any provision of this Plan is or becomes illegal, invalid or unenforceable in any jurisdiction or as to any Participant or Award, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the other provisions of this Plan shall remain in full force and effect.

  19.  No Effect on Terms of Employment.
       --------------------------------

  Neither the establishment of this Plan and the granting of Awards hereunder, nor the inclusion in any Award of a right of the Company to repurchase Common Shares issued to a Participant shall have any effect on the terms and conditions of employment of any Participant. Subject to the terms of any employment contract to the contrary, the Company, or any parent or subsidiary of the Company, shall have the right to terminate or change the terms of employment of any Participant at any time, for any reason whatsoever, without regard to the impact, if any, that such termination or change may have with respect to such Participant's rights under this Plan, or under any Award Agreement, immediately before such change or termination, and without regard to any resulting tax consequences to such Participant.

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